Acquisitions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisitions

3. Acquisitions

The Company accounts for the acquisitions of businesses using the purchase method of accounting. The Company allocates the purchase price to the tangible and identifiable intangible assets and liabilities assumed based on their estimated fair values. Purchased identifiable intangible assets typically include subscriber relationships, trade names, domain names held for sale, developed technology and IPR&D. The methodologies used to determine the fair value assigned to subscriber relationships and domain names held for sale are typically based on the excess earnings method that considers the return received from the intangible asset and includes certain expenses and also considers an attrition rate based on the Company’s internal subscriber analysis and an estimate of the average life of the subscribers. The fair value assigned to trade names is typically based on the income approach using a relief from royalty methodology that assumes that the fair value of a trade name can be measured by estimating the cost of licensing and paying a royalty fee for the trade name that the owner of the trade name avoids. The fair value assigned to developed technology typically uses the cost approach. The fair value assigned to IPR&D is based on the cost approach. If applicable, the Company estimates the fair value of contingent consideration payments in determining the purchase price. The contingent consideration is then adjusted to fair value in subsequent periods as an increase or decrease in current earnings in general and administrative expense in the consolidated statements of operations.

Acquisitions—2013

During the year ended December 31, 2013, the Company made three small acquisitions. Under the terms of the purchase agreements, the Company acquired all of the outstanding shares of each entity for an aggregate purchase price of $5.4 million in cash plus deferred consideration payable of $5.5 million. The Company had estimated the fair value of the contingent deferred consideration of one acquisition to be $2.7 million. A full and final payment was subsequently made prior to December 31, 2013 for $2.0 million. The balance of the estimated earn-out payment of $0.7 million was written-down and recorded as an increase in earnings in general and administrative expense in the consolidated statements of operations for the year ended December 31, 2013. The deferred consideration of $2.8 million for one of the other acquisitions is payable three years after the acquisition date and was recorded as a long-term liability at December 31, 2014 and is recorded as a short-term liability at December 31, 2015. The purchase price of these acquisitions was allocated to long-lived intangible assets of $5.4 million and goodwill of $7.3 million.

During the year ended December 31, 2013, the Company made an initial investment of $8.8 million to acquire a 17.5% interest in a privately-held company based in the United Kingdom, JDI Backup Ltd. The agreement provided for the acquisition of additional equity interests from the shareholders of the non-controlling interest (“NCI”). In particular, it provided for a call option allowing the Company to acquire an additional equity interest during pre-specified call periods and a put option (only if the call option is exercised), for the then non-controlling interest shareholders (“NCI shareholders”) to put the remaining equity interest to the Company within pre-specified put periods, provided that the call option had been exercised during the appropriate call periods. In the fourth quarter of 2013, the Company exercised the call option in full for an additional $22.2 million in cash to acquire a controlling interest in JDI Backup.

Under the put option, the NCI shareholders can put their shares to the Company at a price calculated at the time of the exercise of the put option, subject to a minimum of $24.0 million. As the NCI is subject to a put option that is outside the control of the Company, it is deemed redeemable non-controlling interest and not recorded in permanent equity, and is being presented as mezzanine redeemable non-controlling interest on the consolidated balance sheet, and is subject to the SEC guidance under ASC 480-10-S99, Accounting for Redeemable Equity Securities.

Upon the exercise of the call option, the Company estimated the fair value of the assets and liabilities in accordance with the guidance for business combinations, and estimated that the value of the redeemable non-controlling interest on December 11, 2013 was $20.6 million. The difference between the initial fair value of the redeemable non-controlling interest and the value expected to be paid upon exercise of the put option is being accreted over the period commencing December 11, 2013, and up to the end of the first put option period, which commences on the eighteen-month anniversary of the acquisition date. During the year ended December 31, 2014, the Company paid $4.2 million to increase its investment in JDI Backup and entered into an amendment to the put option with the NCI shareholders, which proportionately reduced the value expected to be paid upon exercise. Adjustments to the carrying amount of the redeemable non-controlling interest are charged to additional paid-in capital. The estimated value of the redeemable non-controlling interest as of December 31, 2014 was $30.5 million and was $0 at December 31, 2015 as there was no longer a non-controlling interest. See Note 13 to the financial statements for additional information.

The estimated purchase price of $31.0 million and minority interest of $20.6 million was allocated primarily to goodwill of $38.0 million, long-lived intangible assets of $28.5 million and property and equipment of $0.3 million, which were offset by $9.3 million of deferred revenue, other liabilities of $2.6 million, deferred tax liabilities of $1.9 million and negative net working capital of $1.4 million. Goodwill allocated to the acquisition is not tax deductible.

Acquisitions—2014

Directi

On January 23, 2014, the Company acquired the web presence business of Directi from Directi Web Technologies Holdings, Inc. (“Directi Holdings”). Directi provides web presence solutions to small and medium-sized businesses in various countries, including India, the United States, Turkey, China, Russia and Indonesia. The acquisition provides the Company with an established international presence focused on growing emerging markets as well as the ability to expand its geographic footprint by taking its existing portfolio of brands to international markets.

The final purchase price of $109.8 million consisted of cash payments of $82.6 million in aggregate and the issuance of 2,269,579 unregistered shares of the Company’s common stock to Directi Holdings equivalent to $27.2 million or $12.00 per share. 2,123,039 shares of the Company’s common stock were issued at closing and 146,540 shares of the Company’s common stock were issued in May 2014. Cash payments consisted of a $5.0 million advance paid in August 2013, $20.5 million paid at the closing and $57.1 million in deferred consideration that was paid during the year ended December 31, 2014.

The purchase price of $109.8 million has been allocated to goodwill of $91.2 million, long-lived intangible assets consisting of subscriber relationships, developed technology, trade names and leasehold interests of $7.7 million, $6.4 million, $7.4 million and $0.3 million, respectively, property and equipment of $2.7 million, other assets of $4.7 million and working capital of $0.2 million, offset by deferred revenue of $3.0 million, other payables of $5.4 million and deferred tax liabilities of $2.4 million. The majority of the purchase price was allocated to goodwill, which is not deductible for tax purposes. The goodwill reflects the value of an established international business and infrastructure that enables the Company to increase its market penetration in emerging markets. The intangible assets are being amortized in accordance with their estimated projected cash flows. Subscriber relationships, developed technology, trade names and leasehold interests are being amortized over 17 years, 7 years, 5 years and 4 years, respectively.

Domain Name Business

In addition, in connection with the acquisition of Directi, the Company was initially obligated to make additional aggregate payments of up to approximately $62.0 million subject to specified terms, conditions and operational contingencies. Of this $62.0 million, the Company has committed a total of $36.2 million consisting of cash payments of $27.2 million and future earn-out payments of $9.0 million to purchase a domain name business from a company associated with the founders of Directi Holdings pursuant to agreements entered into during the year ended December 31, 2014. The estimated aggregate purchase price was $36.2 million, which was allocated on a preliminary basis to long-lived intangible assets of $26.6 million and goodwill of $9.6 million, all of which is deductible for tax purposes. The intangible assets are being amortized in accordance with their estimated projected cash flows, using the accelerated method. The goodwill reflects the value of an established domain portfolio business that enables the Company to monetize that domain portfolio.

During the year ended December 31, 2014 the fair value of the earn-out decreased by $47,000. The Company recorded this decrease in fair value in general and administrative expense.

Webzai

On August 12, 2014, the Company acquired Webzai, which provides the Company with a simple to use website builder and mobile website builder product, for an aggregate purchase price of $9.5 million, of which $7.0 million was paid in cash at the closing. The Company is also obligated to pay additional consideration of $3.0 million on the second anniversary of the acquisition if certain technological milestones are achieved. The net present value of the additional consideration is $2.8 million and is included in the aggregate purchase price and recorded as deferred consideration in the Company’s consolidated balance sheet as of December 31, 2015. The remaining $0.2 million is being accreted as interest expense.

The purchase price of $9.5 million has been allocated to long-lived intangible assets consisting of developed technology and IPR&D of $4.6 million and $4.6 million, respectively, goodwill of $3.0 million, deferred tax liability of $2.6 million and negative working capital of $0.1 million. Goodwill related to the acquisition is not deductible for tax purposes.

BuyDomains

On September 18, 2014, the Company completed the acquisition of substantially all of the assets of the BuyDomains business of NameMedia, Inc. BuyDomains is a provider of premium domain products. The Company expects this acquisition will allow it to better serve its subscriber demand for higher priced premium domains.

The aggregate purchase price was $44.9 million, of which $41.1 million was paid in cash at the closing. The Company is also obligated to pay additional consideration of $4.5 million on the second anniversary of the acquisition. The net present value of the additional consideration is $4.3 million and is included in the aggregate purchase price and recorded as deferred consideration in the Company’s consolidated balance sheet as of December 31, 2015. The remaining $0.3 million will be accreted as interest expense.

The purchase price of $44.9 million has been allocated to intangible assets consisting of developed technology, trade names and domains available for sale of $7.6 million, $1.9 million and $26.9 million, respectively, goodwill of $4.2 million, prepaid expenses and other current assets of $4.0 million and property and equipment of $0.3 million. Goodwill related to the acquisition is deductible for tax purposes.

Arvixe

On October 31, 2014, the Company completed the acquisition of substantially all of the assets of Arvixe, which is a web presence provider. The Company expects this acquisition will allow it to leverage its reach and size to generate better economies of scale.

The aggregate purchase price was $22.0 million, of which $17.6 million was paid in cash at the closing. The Company is also obligated to pay additional consideration of $4.4 million on the twelve-month anniversary of the acquisition.

The purchase price of $22.0 million has been allocated to intangible assets consisting of developed technology, trade names and subscriber relationships of $0.1 million, $1.2 million and $8.4 million, respectively and goodwill of $15.4 million, offset by deferred revenue of $3.1 million. Goodwill related to the acquisition is deductible for tax purposes.

Acquisitions—2015

Verio

On May 26, 2015, the Company acquired the assets of the U.S. retail portion of the Verio business of NTT America, Inc., which is a provider of shared, virtual private server (“VPS”) and dedicated hosting services. The Company expects this acquisition to leverage its reach and generate better economies of scale.

The aggregate purchase price was $13.0 million, of which $10.5 million was paid in cash at the closing. The Company is obligated to pay the remaining cash consideration of $2.5 million on the first anniversary of the acquisition, less amounts used to satisfy any obligation determined to be owed to the Company for any indemnity pursuant to the asset purchase agreement.

The purchase price of $13.0 million has been allocated on a preliminary basis to intangible assets consisting of subscriber relationships and trade names of $13.1 million and $0.1 million, respectively, and goodwill of $1.2 million, offset by deferred revenue of $1.4 million. Goodwill related to the acquisition is deductible for tax purposes.

World Wide Web Hosting

On June 25, 2015, the Company acquired substantially all of the assets of WWWH, which is a provider of web presence solutions doing business under the brand name Site5. The Company previously had an equity interest in WWWH, which was originally acquired when the Company acquired Hostgator.com LLC on July 13, 2012. The Company expects this acquisition will allow it to leverage its reach and generate better economies of scale.

The aggregate purchase price was $34.9 million, $23.0 million of which is payable in cash and $11.9 million of which is the implied value of the pro rata interest in the acquired assets that the Company obtained upon the seller’s redemption of its 40% equity interest in WWWH. The Company recognized a $5.4 million gain as a result of this redemption, which is recorded as other income in the Company’s consolidated statement of operations and comprehensive loss. Of the $23.0 million payable in cash, $18.4 million was paid at the closing and the Company is obligated to pay the remaining cash consideration of $4.6 million on the first anniversary of the acquisition, less amounts used to satisfy any obligation determined to be owed to the Company for any indemnity pursuant to the asset purchase agreement.

The purchase price of $34.9 million has been allocated on a preliminary basis to intangible assets consisting of subscriber relationships and trade names of $11.0 million and $1.9 million, respectively, goodwill of $23.3 million, and prepaid expenses and other current assets of $1.2 million, offset by deferred revenue of $2.5 million. Goodwill related to the acquisition is deductible for tax purposes.

Ace Data Center and Ace Holdings

On September 21, 2015, the Company entered into a purchase agreement with Ace DC to acquire substantially all of the assets of Ace DC and with Ace Holdings and its owners to acquire all of the ownership interests in Ace Holdings. Ace DC is the manager of a data center that provides colocation, infrastructure and carrier-neutral connectivity services. This data center is the Company’s largest data center. Ace Holdings owns the real property, improvements and building at and on which the data center is located, including certain non-systems equipment and personal property. The Company expects this acquisition will provide cost efficiencies and increased control over its largest data center.

The aggregate purchase price was $74.0 million, of which $44.4 million was paid in cash at the closing. Under the terms of the purchase agreement, within approximately 75 days of the closing date of the acquisition, the purchase consideration was subject to a working capital adjustment and a tax gross up adjustment, which resulted in an additional $0.7 million payment from the Company on December 2, 2015. The Company is obligated to pay the remaining cash consideration of $31.5 million on the first anniversary of the acquisition, less amounts used to satisfy any obligation determined to be owed to the Company for any indemnity pursuant to the asset purchase agreement. The net present value of the remaining cash consideration is $28.9 million, which was the amount used to calculate the $74.0 million aggregate purchase price above. An aggregate amount of $0.7 million for the accretion of the present value of the remaining cash consideration is included in interest expense for the year ended December 31, 2015, resulting in the net present value of the remaining cash consideration at December 31, 2015 of $29.6 million.

The purchase price of $74.0 million has been allocated on a preliminary basis to property and equipment, including real property, of $12.1 million, goodwill of $62.2 million, prepaid expenses and other current assets of $0.2 million and developed technology of $0.1 million, offset by other liabilities of $0.6 million. The goodwill reflects the value of estimated cost efficiencies gained for the Company by owning its own data center. Goodwill related to the acquisition is deductible for tax purposes.

Ecommerce

On November 2, 2015, the Company acquired the assets of Ecommerce, which is a provider of shared, VPS and cloud hosting services, domain registration services and add-on products. The Company expects this acquisition to leverage its reach and generate better economies of scale.

The aggregate purchase price was $28.0 million, of which $23.8 million was paid in cash at the closing. The Company is obligated to pay the remaining cash consideration of $4.2 million on the first anniversary of the acquisition, less amounts used to satisfy any obligation determined to be owed to the Company for any indemnity pursuant to the asset purchase agreement.

The purchase price of $28.0 million has been allocated on a preliminary basis to intangible assets consisting of subscriber relationships, intellectual property and trade names of $9.4 million, $4.4 million and $0.1 million, respectively, and goodwill of $16.7 million, offset by deferred revenue of $2.6 million. Goodwill related to the acquisition is deductible for tax purposes.

For the year ended December 31, 2015, $15.4 million of revenue attributable to 2015 acquisitions was included in the Company’s consolidated statement of operations and comprehensive loss.

The Company has omitted earnings information related to its acquisitions as it does not separately track earnings from each of its acquisitions in a manner that would provide meaningful disclosure. The Company considers it to be impracticable to compile such information on an acquisition-by-acquisition basis since activities of integration and use of shared costs and services across the Company’s business are not allocated to each acquisition and are not managed to provide separate identifiable earnings from the dates of acquisition.

For the intangible assets acquired in connection with all acquisitions completed during the year ended December 31, 2015, subscriber relationships, trademarks, intellectual property and developed technology have weighted average useful lives of 4.7 years, 3.0 years, 6.3 years and 2.7 years, respectively.

Pro Forma Disclosure

The Company has omitted pro forma disclosures related to its acquisitions completed during 2015 as the pro forma effect of including the results of these acquisitions since the beginning of 2014 would not be materially different than the actual results reported.

Summary of Deferred Consideration Related to Acquisitions

Components of deferred consideration short-term and long-term as of December 31, 2014, consisted of the following:

	Short- term	Long- term
	(in thousands)
Mojoness, Inc. (Acquired in 2012)	$490	$1,370
Typepad (Acquired in 2013)	—	2,800
Domain name business (Acquired in 2014)	9,027	—
Webzai (Acquired 2014)	—	2,617
BuyDomains (Acquired in 2014)	—	3,935
Arvixe (Acquired in 2014)	4,400	—

Total	$13,917	$10,722

Components of deferred consideration short-term and long-term as of December 31, 2015, consisted of the following:

	Short- term	Long- term
	(in thousands)
Mojoness, Inc. (Acquired in 2012)	$657	$813
Typepad (Acquired in 2013)	2,800	—
Webzai (Acquired 2014)	2,848	—
BuyDomains (Acquired in 2014)	4,283	—
Verio (Acquired in 2015)	2,474	—
WWWH (Acquired in 2015)	4,600	—
Ace (Acquired in 2015)	29,626	—
Ecommerce (Acquired in 2015)	4,200	—

Total	$51,488	$813